Organization, Nature of the Business, and Risks and Uncertainties - Additional Information (Detail) - AONE [Member] $ / shares in Units, $ in Millions	6 Months Ended
Jun. 30, 2021 USD ($) $ / shares
Cash held in trust	$ 123.8
Business Acquisition, Equity Interest Issued or Issuable, Value Assigned	$ 210.0
Shares Issued, Price Per Share | $ / shares	$ 10.00
Cash on hand	$ 45.0
Proceeds from Divestiture of Businesses, Net of share purchases	$ 288.8